Exhibit 10.2

FIRST AMENDMENT TO
AMENDED AND RESTATED PLAINS AAP, L.P. CLASS B
RESTRICTED UNITS AGREEMENT

This First Amendment to Amended and Restated Plains AAP, L.P. Class B Restricted Units Agreement (this “Amendment”) is entered into effective as of the 22nd day of March, 2018 by and between Plains AAP, L.P., a Delaware limited partnership (the “Partnership”) and the undersigned individual (“Executive”).

RECITALS

WHEREAS, the Partnership and Executive have previously entered into that certain Amended and Restated Plains AAP, L.P. Class B Restricted Unit Agreement dated as of August 25, 2016 (such agreement being herein referred to as the “Class B Agreement”).

WHEREAS, Executive and the Partnership desire to enter into this Amendment for the purpose of evidencing certain mutually beneficial amendments to the Class B Agreement.

NOW, THEREFORE, in consideration of the mutual agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Partnership and Executive hereby agree that Section 2.2(b) of the Class B Agreement is hereby deleted and replaced in its entirety as follows:

(b) Earned Units. The Partnership and Executive acknowledge and agree that the Granted Units shall become Earned Units as follows:

1)	25% will become Earned Units when the MLP generates distributable cash flow (“DCF”) per MLP Common Unit on a trailing four quarter basis equal to $1.90;

2)	25% will become Earned Units when the MLP generates DCF per MLP Common Unit on a trailing four quarter basis equal to $2.10;

3)	25% will become Earned Units when the MLP generates DCF per MLP Common Unit on a trailing four quarter basis equal to $2.30; and

4)	25% will become Earned Units when the MLP generates DCF per MLP Common Unit on a trailing four quarter basis equal to $2.50.
For each of the above performance thresholds, the referenced DCF level will be subject to adjustment as determined by the Chief Executive Officer of the Company in his sole discretion to account for significant asset sales. Once a Granted Unit has become an Earned Unit pursuant to this Agreement, the Earned Unit shall remain an Earned Unit thereafter until it either becomes a Vested Unit or is purchased by the Partnership pursuant to the exercise of its Call Option.

Except as amended by this Amendment, the Class B Agreement shall remain in full force and effect according to its terms. Any capitalized term used herein but not defined shall have the meaning given such term in the Class B Agreement.

[Signature page follows]

Signature Page to
FIRST AMENDMENT TO
AMENDED AND RESTATED PLAINS AAP, L.P. CLASS B
RESTRICTED UNITS AGREEMENT

PARTNERSHIP:

Plains AAP, L.P.
By: Plains All American GP, LLC

By:___________________________
Name: Richard McGee
Title: Executive Vice President

EXECUTIVE:

______________________________
«Officer»